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                                                                    EXHIBIT 10.8

                              EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of February ____, 1999, by and among Boston Life Sciences, Inc., a Delaware corporation (the "COMPANY"), and ________________________ _____________________________ (the "HOLDER").

     WHEREAS:

A. The Company and the Holder are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the "1933 ACT");

B. The Company and the Holder entered into a Subscription Agreement, dated as of February 5, 1999 (the "SUBSCRIPTION AGREEMENT"), pursuant to which the Holder purchased shares of the Company's Series B Convertible Preferred Stock (the "SERIES B PREFERRED SHARES") which are convertible into shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, (the "SERIES B CERTIFICATE OF DESIGNATION");

C. The Subscription Agreements contemplate that the shares of Common Stock underlying the Series B Preferred Shares are to be registered with the Securities and Exchange Commission for public sale within 120 days following closing, otherwise certain penalty provisions may apply. The designation also provides for receipt of additional shares of Common Stock commencing 270 days after issuance of the Series B Preferred Shares to guarantee a minimum rate of return (the "ADDITIONAL SHARES"). If the closing bid price of the Company's Common Stock is equal to or greater than $7.00 for five consecutive trading days (the "MARKET OUT"), however, Additional Shares are not required to be issued. The Market Out clause contemplates that the holder would have the opportunity to liquidate his or her shares of Common Stock in the open market at a favorable price. As currently in effect, however, the designation does not provide for a delay of the commencement of the period of time for the Market Out until the effective date of the registration statement covering the shares of Common Stock.

D. The Company has authorized a new series of preferred stock, designated as Series C Convertible Preferred Stock (the "SERIES C PREFERRED SHARES"), having the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock attached hereto as EXHIBIT "A" (the "SERIES C CERTIFICATE OF DESIGNATION"), which are convertible into shares of Common Stock upon the terms and subject to the limitations and conditions set forth in the Series C Certificate of Designation;

E. The Company desires to have the Holder exchange the outstanding Series B Preferred Shares held by such Holder as of the Closing Date (as defined below) for Series C Preferred Shares;

F. The Holder wishes to exchange all of the outstanding Series B Preferred Shares held by such Holder as of the Closing Date (as defined below) for Series C Preferred Shares;
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G.        All capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in either the Subscription Agreements and the Series C Certificate of Designation.

NOW THEREFORE, the Company and the Holder, intending to be legally bound, hereby agree as follows:

1.  EXCHANGE OF SERIES B PREFERRED SHARES FOR SERIES C PREFERRED SHARES.
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          a.   EXCHANGE OF SERIES B PREFERRED SHARES FOR SERIES C PREFERRED
               ------------------------------------------------------------
SHARES.  On the Closing Date (as defined below), (i) the Company shall issue to
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the Holder a number of Series C Preferred Shares equal to the number of outstanding Series B Preferred Shares then held by such holder and (ii) the Holder shall deliver all of the outstanding Series B Preferred Shares then held by such Holder to the Company in exchange for such number of Series C Preferred Shares.

          b.   CLOSING DATE.  Subject  to the satisfaction (or waiver) of the
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conditions thereto set forth in Section 5 and Section 6 below, the date and time of the exchange of the Series B Preferred Shares and issuance of the Series C Preferred Shares pursuant to this Agreement (the "CLOSING DATE") shall be on or before February 19, 1999. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur on the Closing Date at the offices of Orrick, Herrington & Sutcliffe LLP or at such other location as may be agreed to by the parties.

2.  HOLDER'S REPRESENTATIONS AND WARRANTIES.  The Holder's representations and
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warranties as set forth in the Subscription Agreements are hereby fully incorporated herein by reference. The Holder also represents and warrants that none of the shares of Series B Preferred Stock owned by the Holder have been converted.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The representations and
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warranties of the Company as set forth in the Subscription Agreements are hereby fully incorporated herein by reference.

4.  INCORPORATION OF AGREEMENT AND COVENANTS.
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          a.  INCORPORATION OF CERTAIN AGREEMENTS AND COVENANTS OF THE
              --------------------------------------------------------
SUBSCRIPTION  AGREEMENT.  The  agreements and covenants set forth in Sections 4,
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5, and 8 of the Subscription Agreement shall be incorporated herein by reference.

          b.  NO CONVERSIONS OR TRANSFERS.  The Holder shall not convert,  sell
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or otherwise transfer any of the Series B Preferred Shares.


5.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.  The obligation of the
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Company hereunder to exchange the Series B Preferred Shares for the Series C
Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

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          a.  The Holder shall have executed this Agreement and delivered the same to the Company.

          b. The Holder shall have delivered the Series B Preferred Shares in accordance with Section 1 above.

          c. The Series C Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

          d. The representations and warranties of the Holder as set forth in this Agreement and the Subscription Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

          e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.   CONDITIONS TO HOLDER'S OBLIGATION TO EXCHANGE OR PURCHASE.  The obligation
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of the Holder hereunder to exchange the Series B Preferred Shares for the Series
C Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion:

          a. The Company shall have executed this Agreement and delivered the same to the Josephthal & Co., Inc. (the "Placement Agent"), on behalf of Holder.

          b. The Company shall have delivered to the Placement Agent, on behalf of Holder, duly executed certificates (in such denominations as the Holder shall request) representing the Series C Preferred Shares in accordance with Section 1 above.

          c. The Series C Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to the Placement Agent, on behalf of the Holder.

          d. The representations and warranties of the Company set forth in this Agreement (including those incorporated herein by reference) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a particular date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and

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conditions (including those incorporated herein by reference to the Subscription
Agreement) required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Placement Agent, on behalf of the Holder, shall have received a certificate or certificates, executed by an executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Placement Agent, on behalf of the Holder including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

          e. The Placement Agent, on behalf of the Holder, shall have received an opinion of counsel to the Company substantially similar to the opinion rendered in connection with the issuance of the Series B Preferred Shares.

          f. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.  MISCELLANEOUS

          a.   The Company and the Holder acknowledge and agree that:

               (i) the Subscription Agreement executed by Holder and the Company shall now apply to the Series C Preferred Shares received by Holder pursuant to this Agreement and all references herein to the Subscription Agreement shall therefore be deemed to include such Subscription Agreement as it is so acknowledged and agreed to by Holder and the Company to apply to the Series C Preferred Shares;

               (ii) the deadline for the Company to prepare and file a registration statement with the Securities and Exchange Commission pursuant to the terms of the Subscription Agreement and warrants held by Holder shall be extended to be twenty-one (21) days from the date of the last issuance of the Series C Preferred Shares;

               (iii) no commission or other remuneration was or is to be paid or given directly or indirectly for soliciting the exchange contemplated hereby;

          b.   GOVERNING LAW.  This Agreement shall be governed by and
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interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

          c.   COUNTERPARTS; SIGNATURES BY FACSIMILE.  This Agreement may be
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executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile

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transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          d.  HEADINGS.  The headings of this Agreement are for convenience of
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reference and shall not form part of, or affect the interpretation of, this
Agreement.

          e.  SEVERABILITY.  If any provision of this Agreement shall be invalid
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or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          f.  ENTIRE AGREEMENT; AMENDMENTS.  This Agreement and the instruments
              ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     IN WITNESS WHEREOF, the undersigned Holder and the Company have caused this Agreement to be duly executed as of the date first above written.


     BOSTON LIFE SCIENCES, INC.


     By:____________________________________________
          Joseph P. Hernon
          Vice President, Chief Financial Officer


     INVESTOR


     By:____________________________________________

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